THE WALL STREET FUND, INC. (the “Fund”)

Supplement dated January 17, 2013
to the
Prospectus dated April 30, 2012

Effective December 17, 2012, Harlan K. Ullman, Ph.D. and Amb. Kurt D. Volker have each resigned from their positions as Independent Directors of the Fund.  At a special meeting of the shareholders of the Fund held on December 17, 2012, the shareholders voted to elect Ms. Susan Suvall and Ms. Laird I. Grant each as an Independent Director of the Fund, and to re-elect Robert P. Morse as an Interested Director of the Fund.

Also effective December 17, 2012, the Board of Directors has appointed the following officers of the Fund: Ms. Ruth Calaman as Executive Vice President, Secretary and Chief Compliance Officer, and Mr. John Rendinaro as Executive Vice President, Chief Operations Officer and Treasurer.

The lists of Directors and Principal Officers of the Fund in the Fund’s Prospectus is hereby revised to read as follows:

DIRECTORS OF THE WALL STREET FUND, INC.:

Robert P. Morse, Chairman
Susan Suvall
Laird I. Grant

PRINCIPAL OFFICERS OF THE WALL STREET FUND, INC.:

Robert P. Morse, President
Ruth P. Calaman, Executive Vice President, Secretary and Chief Compliance Officer
John J. Rendinaro, Executive Vice President, Chief Operations Officer and Treasurer
Michael R. Linburn, Executive Vice President
Jian H. Wang, Executive Vice President

Effective December 20, 2012, the Fund’s website address has changed to: http://www.evercorewealthfunds.com.

Please retain this supplement with your Prospectus for future reference.